Filed pursuant to Rule 497(e)

Registration No. 333-271700

THEMES ETF TRUST

Leverage Shares 2X Long SATS Daily ETF

Supplement dated June 30, 2026, to the Fund’s Prospectus, Summary Prospectus

and Statement of Additional Information, each dated December 15, 2025

Effective June 24, 2026, EchoStar Corporation (the “Underlying Security”) changed its ticker symbol from SATS to ECHO. Accordingly, the following changes will take effect on July 1, 2026 with respect to the Leverage Shares 2X Long SATS Daily ETF (the “Fund”):

1.	The name of the Fund is changed to Leverage Shares 2X Long ECHO Daily ETF.
2.	The Fund’s ticker symbol is changed from SATG to ECHX.
3.	The Underlying Security’s ticker symbol is changed from SATS to ECHO.

All references to the Fund’s name, the Fund’s ticker symbol and the Underlying Security’s ticker symbol in the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information are hereby changed as specified above. Shareholders do not need to take any action in connection with these updates.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE